                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

SURF 2004-BC4                                               SURF 2004-BC4

CLASS A-1 AFC      FIXED      15% HEP                       CLASS A-2 AFC       FIXED       15% HEP
PREPAY SPEEDS:     ARM        125% ARM PPC                  PREPAY SPEEDS:      ARM         125% ARM PPC
     1ML=          2.0500%       2.05%, 20%                       1ML=          2.0500%        2.05%, 20%
     6ML=          2.3575%     2.3575%, 20%                       6ML=          2.3575%      2.3575%, 20%


Period                                                      Period
Total           Date         AFCap     AFCap Libor = 20     Total        Date         AFCap Static      AFCap Libor = 20
------       ---------       -----     ----------------     ------     ---------      ------------      ----------------
  0          29-Dec-04                                           0     29-Dec-04
  1          25-Jan-05       6.619          6.619                1     25-Jan-05         6.439               6.439
  2          25-Feb-05       5.765          9.258                2     25-Feb-05         5.610               9.258
  3          25-Mar-05       6.388          9.266                3     25-Mar-05         6.212               9.267
  4          25-Apr-05       5.771          9.282                4     25-Apr-05         5.615               9.281
  5          25-May-05       5.965          9.295                5     25-May-05         5.805               9.294
  6          25-Jun-05       5.775          9.315                6     25-Jun-05         5.620               9.314
  7          25-Jul-05       5.970          9.332                7     25-Jul-05         5.810               9.330
  8          25-Aug-05       5.780          9.362                8     25-Aug-05         5.627               9.357
  9          25-Sep-05       5.786          9.391                9     25-Sep-05         5.631               9.381
  10         25-Oct-05       5.983          9.412               10     25-Oct-05         5.824               9.399
  11         25-Nov-05       5.793          9.449               11     25-Nov-05         5.640               9.430
  12         25-Dec-05       5.990          9.467               12     25-Dec-05         5.832               9.445
  13         25-Jan-06       5.800          9.507               13     25-Jan-06         5.648               9.477
  14         25-Feb-06       5.803          9.537               14     25-Feb-06         5.653               9.501
  15         25-Mar-06       6.431          9.517               15     25-Mar-06         6.263               9.487
  16         25-Apr-06       5.813          9.597               16     25-Apr-06         5.662               9.548
  17         25-May-06       6.010          9.608               17     25-May-06         5.855               9.557
  18         25-Jun-06       5.820          9.658               18     25-Jun-06         5.670               9.594
  19         25-Jul-06       6.021          9.674               19     25-Jul-06         5.870               9.635
  20         25-Aug-06       5.958          9.731               20     25-Aug-06         6.392               9.453
  21         25-Sep-06       6.942          9.421               21     25-Sep-06         6.567               9.415
  22         25-Oct-06       7.163          9.396               22     25-Oct-06         6.774               9.399
  23         25-Nov-06       6.921          9.476               23     25-Nov-06         6.543               9.461
  24         25-Dec-06       7.138          9.439               24     25-Dec-06         6.754               9.426
  25         25-Jan-07       6.902          9.518               25     25-Jan-07         6.531               9.480
  26         25-Feb-07       6.896          9.497               26     25-Feb-07         6.525               9.337
  27         25-Mar-07       7.628          9.016               27     25-Mar-07         7.217               9.118
  28         25-Apr-07       6.884          9.288               28     25-Apr-07         6.513               9.305
  29         25-May-07       7.107          9.200               29     25-May-07         6.724               9.244
  30         25-Jun-07       6.872          9.295               30     25-Jun-07         6.501               9.308
  31         25-Jul-07       7.095          9.200               31     25-Jul-07         6.716               9.241
  32         25-Aug-07       6.887          9.233               32     25-Aug-07         6.584               9.039
  33         25-Sep-07       7.007          8.825               33     25-Sep-07         6.584               8.984
  34         25-Oct-07       7.233          8.950               34     25-Oct-07         6.804               8.884
  35         25-Nov-07       6.991          8.800               35     25-Nov-07         6.577               8.960
  36         25-Dec-07       7.215          8.885               36     25-Dec-07         6.788               8.866
  37         25-Jan-08       6.974          8.779               37     25-Jan-08         6.562               8.946
  38         25-Feb-08       6.965          8.699               38     25-Feb-08         6.554               8.697
  39         25-Mar-08       7.436          9.680               39     25-Mar-08         6.998               8.669
  40         25-Apr-08       6.948          9.016               40     25-Apr-08         6.539               8.615
  41         25-May-08       7.170          9.274               41     25-May-08         6.749               8.500
  42         25-Jun-08       6.930          8.934               42     25-Jun-08         6.524               8.587
  43         25-Jul-08       7.152          9.190               43     25-Jul-08         6.734               8.468
  44         25-Aug-08       6.913          8.896               44     25-Aug-08         6.509               8.476

  45         25-Sep-08       6.904          8.928               45     25-Sep-08         6.502               8.441
  46         25-Oct-08       7.125          9.182               46     25-Oct-08         6.711               8.339
  47         25-Nov-08       6.887          8.843               47     25-Nov-08         6.487               8.381
  48         25-Dec-08       7.107          9.094               48     25-Dec-08         6.696               8.302
  49         25-Jan-09       6.870          8.757               49     25-Jan-09         6.473               8.347
  50         25-Feb-09       6.861          8.728               50     25-Feb-09         6.466               8.303
  51         25-Mar-09       7.586          9.671               51     25-Mar-09         7.152               8.638
  52         25-Apr-09       6.844          8.692               52     25-Apr-09         6.453               8.264
  53         25-May-09       7.063          8.937               53     25-May-09         6.661               8.187
  54         25-Jun-09       6.827          8.606               54     25-Jun-09         6.440               8.232
  55         25-Jul-09       7.046          8.848               55     25-Jul-09         6.648               8.156
  56         25-Aug-09       6.810          8.524               56     25-Aug-09         6.448               8.143
  57         25-Sep-09       6.802          8.482               57     25-Sep-09         6.442               8.127
  58         25-Oct-09       7.020          8.722               58     25-Oct-09         6.650               8.052
  59         25-Nov-09       6.785          8.399               59     25-Nov-09         6.429               8.096
  60         25-Dec-09       7.003          8.636               60     25-Dec-09         6.637               8.025
  61         25-Jan-10       6.769          8.316               61     25-Jan-10         6.417               8.068
  62         25-Feb-10       6.761          8.276               62     25-Feb-10         6.410               8.043
  63         25-Mar-10       7.477          9.118               63     25-Mar-10         7.090               8.268
  64         25-Apr-10       6.746          8.196               64     25-Apr-10         6.398               8.016
  65         25-May-10       6.963          8.428               65     25-May-10         6.605               7.951
  66         25-Jun-10       6.731          8.117               66     25-Jun-10         6.386               7.990
  67         25-Jul-10       6.947          8.348               67     25-Jul-10         6.594               7.928
  68         25-Aug-10       6.716          8.041               68     25-Aug-10         6.375               7.960
  69         25-Sep-10       6.709          8.003               69     25-Sep-10         6.370               7.948
  70         25-Oct-10       6.925          8.232               70     25-Oct-10         6.577               7.891
  71         25-Nov-10       6.694          7.930               71     25-Nov-10         6.359               7.924
  72         25-Dec-10       6.910          8.157               72     25-Dec-10         6.566               7.872
  73         25-Jan-11       6.681          7.859               73     25-Jan-11         6.349               7.901
  74         25-Feb-11       6.674          7.824               74     25-Feb-11         6.344               7.890
  75         25-Mar-11          --          8.624               75     25-Mar-11            --               7.884